UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Why is there a proxy campaign?

Wellington Management has agreed to acquire Hartford Funds (the “Transaction”). When a fund’s adviser gets a new owner, the law requires the fund’s shareholders to approve new advisory agreements.

What is the current status of the campaign?

The Shareholder Meeting has been adjourned to November 19, 2026 for certain Funds that have not yet received the required level of shareholder participation. As the campaign continues, we appreciate your support in reinforcing to your clients the importance of voting.

What happened at the November 5th Shareholder Meeting?

There were three proposals in the proxy statement. At the Shareholder Meeting on November 5, 2026, the results of the shareholder voting on those proposals were as follows:

●	Proposal to elect the new Boards of Directors/Trustees - Passed
●	Proposal to change certain funds from diversified to non-diversified - Passed for 4 of the 8 Funds
●	Proposal for the new investment advisory agreements - Passed for 46 of 78 Funds

What Funds/Proposals have been adjourned to the next Shareholder Meeting?

Proposal: Approve new investment advisory agreements

Hartford AAA CLO ETF

Hartford Alpha Capture International Equity ETF[1]

Hartford Alpha Capture International Value ETF[2]

Hartford Alpha Capture Value ETF

Hartford Balanced Income Fund

Hartford Checks and Balances Fund

Hartford Conservative Allocation Fund

Hartford Core Bond ETF

Hartford Core Equity Fund

Hartford Equity Income Fund

Hartford Floating Rate Fund

Hartford Global Impact Fund

Hartford Healthcare Fund

Hartford High Yield ETF[3]

Hartford International Opportunities Fund

Hartford MidCap Fund

Hartford MidCap Value Fund

Hartford Multi-Asset Income Fund

Hartford Multifactor Emerging Markets Equity ETF

Hartford Multifactor US Equity ETF

Hartford Municipal Opportunities ETF

Hartford Municipal Short Duration Fund

Hartford Real Asset Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders US MidCap Opportunities Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Small Cap Growth HLS Fund

Hartford Small Company Fund

Hartford Strategic Income ETF

Hartford Strategic Income Fund

Hartford Sustainable Municipal Bond Fund

Hartford Total Return Bond Fund

Proposal: Approve a change from diversified to non-diversified
Hartford Capital Appreciation Fund Hartford Core Equity Fund Hartford Growth Opportunities Fund Hartford Healthcare Fund

1 Formerly Hartford International Equity Fund

2 Formerly Hartford Climate Opportunities Fund

3 Formerly Hartford High Yield Fund

What Funds have passed the proposal to approve new investment advisory agreements?

For a list of the Funds that have passed, please see the full list on our website at hartfordfunds.com/proxy2026.

Will the Transaction result in any important differences between the new investment advisory agreement and the current investment advisory agreement for any Fund?

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

No. The terms of each Fund’s new investment advisory agreement are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate each Fund pays or the investment advisory services it receives as a result of the Transaction.

Why do we want to change Hartford Growth Opportunities, Hartford Healthcare, Hartford Core Equity and Hartford Capital Appreciation Funds from Diversified Funds to Non-Diversified Funds?

Some markets and benchmarks have become more concentrated in a handful of large companies. The diversification requirements of the Investment Company Act of 1940 can force the Funds to underweight the market’s biggest names relative to its benchmark. That can sometimes prevent the portfolio team from owning securities at the level they believe is appropriate for the strategy and ultimately can hinder their ability to outperform its benchmark or non-diversified peer funds with otherwise similar investment strategies, on a risk return basis.

If the proposal is approved, the Funds would be permitted to invest a larger percentage of its assets in a single issuer giving increased investment flexibility to manage the Funds consistent with their existing investment objectives and strategies. Moving to non-diversified gives the investment team more flexibility. It does not mean the Fund is changing its investment objective or investment philosophy. While the change to a non-diversified company classification may allow for the potential for greater risk taking by a Fund, the portfolio management team currently intends to manage the Fund using the substantially similar risk and volatility guidelines it has used managing the Fund while it has been classified as a diversified company.

How will shareholders be affected by the Transaction?

Each shareholder will still own the same Fund and the underlying value of those shares are not expected to change as a result of the Transaction. In addition, there will be no changes to the investment objectives, strategies, portfolio managers or fees of each Fund.

Do the Boards recommend that shareholders approve the Proposals?

Yes. The Boards recommend that shareholders vote FOR the Proposals.

Will the Funds incur any costs related to the proxy?

No. The Funds will not bear any proxy related costs. The Hartford and Wellington will be splitting all costs related to the proxy.

Who is the proxy solicitor and what is their role?

Broadridge is acting as proxy solicitor and will manage all outreach to shareholders. This includes emails, hard copy mailings, phone calls and text messaging.

Will my clients continue to receive outreach from the proxy solicitor?

For any Fund that has not yet passed, shareholders of those Funds may continue to receive solicitation from Broadridge if their accounts remain unvoted. Every shareholder has a right to decide how they would like to vote. The sooner an eligible shareholder responds, the sooner the outreach will stop. There is an option to abstain if any shareholder does not feel comfortable with any proposal. We appreciate your patience and your help reinforcing the importance of shareholders making their own voting decisions.

How can shareholders vote?

There are many easy ways shareholders can vote their shares and we urge them to vote as soon as possible. Early voting helps reduce the need for follow-up solicitation efforts. Your clients can vote For, Against or Abstain. Each one of the choices counts as a vote.

●	Via the Internet. Access the voting site at proxyvote.com. They will need the control number provided on their proxy card.
●	Via live agent. Call Broadridge, the Funds’ proxy solicitor, toll free at 855-496-3017.
●	By touchtone telephone. Call the toll-free number provided on their proxy card and follow the instructions. They will need the control number provided on their proxy card.
●	By mail. Complete, sign, and date their proxy card and mail it to the address shown on the card.

Who is eligible to vote?

Shareholders who owned shares of each Fund at the close of business on August 19, 2026 (the “Record Date”) are entitled to vote.

Where can shareholders and/or Financial Professionals obtain additional information about the Proxy?

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

For information about the proxy statement, shareholders and financial advisors can visit our proxy resource center at hartfordfunds.com/proxy2026. They may also call and speak to a live agent at 855-496-3017. The proxy voting website is proxyvote.com.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

Hartford Funds – Proxy Internal Desk script and FAQ

Meeting Information
Record Date	August 19, 2026
Definitive proxy statement filing date	August 24, 2026
Meeting Date - Adjourned	November 19, 2026 10 am ET
Meeting Type	Virtual
Touchtone voting phone number	800-690-6903
Live agent voting assistance	855-496-3017
Proxy voting website	Proxyvote.com

I wanted to make sure you were aware that Wellington announced they are acquiring Hartford Funds. As you may know, we are in the middle of the proxy campaign to seek shareholder approval. If your clients held any Hartford Fund as of the record date, August 19, 2026, they should have received the proxy statement. I’m reaching out to see if I can answer any questions related to the proxy campaign. The shareholder meeting was held on November 5, 2026, at which time certain proposals were approved for certain of the Funds. For the proposals that were not approved, the shareholder meeting was adjourned to November 19, 2026 providing shareholders of record additional time to submit their voting instructions on the proposals outlined in the Proxy Statement.

Q: When did my clients receive the proxy materials?

Proxy statement mailing commenced around August 31, 2026. If shareholders are signed up for e-delivery they should have received the materials via email. Additional mailings have occurred if accounts remain unvoted and those who have elected e-delivery may receive hard copy mailings if their accounts are still unvoted.

Q: How will Fund shareholders be contacted to vote on their shares?

Solicitations can come in the form of mail, telephone, email, text messages or other electronic media. Broker/dealer firms, custodians, nominees and fiduciaries will be asked to forward proxy materials to the beneficial owners of shares of record. As soon as the vote is recorded, no more solicitations will occur.

Q: What are shareholders voting on?

The proposal for the election of Trustees has officially passed. The remaining proposals are:

●	Approval of New Investment Management Agreements (certain Funds have passed)

●	Reclassification of certain funds from diversified to non-diversified (Originally included 8 Funds; 4 have already passed)

Proposal: New Investment Management Agreements

Q: Why are new investment management agreements needed?

Hartford Funds is being acquired by Wellington Management. Because federal law automatically terminates the current investment management agreements after a change of control, shareholders must approve new agreements so the funds can continue operating without interruption.

Q: Do the proposed New Investment Management Agreements with HFMC differ from the Current Investment Management Agreement with HFMC?

The proposed New Investment Management Agreement with HFMC for the Funds is substantially identical to the Funds’ Current Investment Management Agreement with HFMC. The services that the Funds will receive under the New Investment Management Agreement are expected to be the same as those provided under the Current Investment Management Agreement.

Q: Will Wellington become the new owner of Hartford Funds?

Yes.

Upon closing, Hartford Funds Management Group will become part of Wellington’s U.S. Wealth business.

Q: Will any of the Funds’ investment objectives change?

No.

Q: Will any of the Funds’ investment strategies change?

No.

Q: Will any of the Funds’ portfolio managers change?

No.

The same portfolio management teams are expected to remain in place.

Q: Will any of the Funds’ fees increase?

No.

The proposals are not expected to increase total annual fund operating expenses after any applicable fee waivers or reimbursements.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

Proposal: Diversification Changes

(Originally pertained to 8 Funds; Only applies to 4 remaining Hartford Funds)

Q: What is being asked as part of this proposal?

It would change certain Hartford Funds from diversified to non-diversified and eliminate their current diversification policy.

Q: What Funds are we seeking to change from diversified to non-diversified?

●	Hartford Capital Appreciation Fund

●	Hartford Core Equity Fund

●	Hartford Healthcare Fund

●	Hartford Growth Opportunities Fund

Q: Why is this change being proposed?

Some markets and benchmarks have become more concentrated in a handful of large companies and being diversified can force the Funds to underweight the market’s biggest names.

Becoming non-diversified means the Fund would be permitted to invest a larger percentage of its assets in a single issuer giving the portfolio manager increased flexibility.

Q: Does this change the investment objective?

No.

The investment objective and overall investment philosophy remain the same.

Q: Does becoming non-diversified increase risk?

Potentially.

A non-diversified fund may invest a larger percentage of its assets in fewer companies, which can increase investment risk.

Q: How does the Board recommend shareholders vote?

The Board recommends a FOR vote.

General Voting Questions

Q: How can my clients vote?

Shareholders may vote:

●	Internet: proxyvote.com

●	Telephone: (800) 690-6903

●	Live agent: (855) 496-3017

●	Mail: follow the instructions on the proxy card

●	During the virtual shareholder meeting which has been adjourned to 11/19/26. You will need your control number to attend the meeting.

Q: Who is eligible to vote?

Shareholders who owned shares of each Fund at the close of business on August 19, 2026 are eligible to vote.

Q: What if my clients don’t understand the proposals?

Each proposal is fully outlined in the proxy statement. They have the option to vote FOR, AGAINST OR ABSTAIN. Each one of those choices counts as a vote. Once your clients have voted all their funds and accounts, they will be removed from solicitation.

Q: Can shareholders attend the meeting?

Yes.

The meeting will be held virtually on November 19, 2026 at 10:00 AM Eastern Time. You will need your control number to attend the meeting.

Q: Will my clients receive reminder calls?

If the vote has not been received, representatives may contact shareholders to remind them to vote.

Common Customer Questions

Q: Is Wellington buying Hartford Insurance?

No.

Wellington is acquiring Hartford Funds Management Group and certain affiliates, not The Hartford Insurance Company itself.

Q: How will the transaction affect shareholders?

Their investment in a Fund will not change as a result of the Transaction. Each shareholder will still own the same Fund and the underlying value of those shares are not expected to change as a result of the Transaction.

Q: When is the acquisition of Hartford Funds by Wellington expected to close?

The Transaction is expected to close by the first quarter of 2027.

Q: Will shareholders need to open a new account?

No.

Q: Will my client’s account number change?

No.

Q: Is my client’s money moving to another company?

No.

The investment manager’s ownership is changing, but shareholders continue to own shares of the same fund.

Q: What happens if shareholders do not approve the new management agreements?

Each Fund must reach its own quorum and approval. If the New Agreement is not approved by a Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its shareholders.

Q: Are the Funds paying for the Transaction or the proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction or the proxy solicitation.

Q: How will Fund shareholders who hold multiple funds be treated?

Shareholders who hold multiple Funds or whose accounts are combined with a spouse or other adult living within the household should receive only one proxy statement. Within the same envelope, they will receive multiple proxy cards, one for each Fund/Account they hold. Each Fund/Account needs to be voted separately.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington

Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

As of November 5, 2026

Campaign Status Update:

●	The proposal to elect a new Board of Directors/Trustees has passed for all five registered investment companies.

●	The proposal to change certain Funds from diversified to non-diversified has passed for the following Funds:

FUNDS

Capital Appreciation HLS Fund Disciplined Equity HLS Fund Emerging Markets Equity Fund Healthcare HLS Fund

●	The proposal to approve new investment advisory agreements has passed for the following Funds:

FUNDS

Alpha Capture Growth ETF

Balanced HLS Fund

Capital Appreciation Fund

Capital Appreciation HLS Fund

Disciplined Equity HLS Fund

Disciplined US Equity ETF

Dividend & Growth Fund

Dividend and Growth HLS Fund

Dynamic Bond Fund

Dynamic Bond ETF

Emerging Markets Equity Fund

Emerging Markets Local Debt Fund

Equity Premium Income ETF

Growth Opportunities Fund

Healthcare HLS Fund

Hybrid and Credit Opportunities Fund

Inflation Plus Fund

International Growth Fund

International Opportunities HLS Fund

International Value Fund

Large Cap Growth ETF

MidCap HLS Fund

Moderate Allocation Fund

Multifactor Developed Markets EX-US ETF

Moderately Aggressive Allocation Fund

Multifactor Small Cap ETF

Municipal Opportunities Fund

Schroders Core Fixed Income Fund

Schroders Diversified Opportunities Fund

Schroders Emerging Markets Equity Fund

Schroders International Contrarian Value Fund

Schroders International Multi-Cap Value Fund

Schroders International Stock Fund

Schroders Tax-Aware Bond Fund

Schroders Tax-Aware Bond ETF

Short Duration Fund

Small Cap Growth Fund

Small Cap Value Fund

Small Company HLS Fund

Stock HLS Fund

Total Return Bond HLS Fund

Total Return Bond ETF

Ultrashort Bond HLS Fund

US Quality Growth ETF

US Value ETF

World Bond Fund

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

The Joint Special Meeting of Shareholders has been adjourned to November 19, 2026 for the following Funds:

●	The proposal to approve new investment advisory agreements has been adjourned for the following Funds:

FUNDS

AAA CLO ETF

Alpha Capture International Equity ETF[1]

Alpha Capture International Value ETF[2]

Alpha Capture Value ETF

Balanced Income Fund

Checks and Balances Fund

Conservative Allocation Fund

Core Bond ETF

Core Equity Fund

Equity Income Fund

Floating Rate Fund

Global Impact Fund

Healthcare Fund

High Yield ETF[3]

International Opportunities Fund

MidCap Fund

MidCap Value Fund

Multi-Asset Income Fund

Multifactor Emerging Markets Equity ETF

Multifactor US Equity ETF

Municipal Opportunities ETF

Municipal Short Duration Fund

Real Asset Fund

Schroders EM Multi-Sector Bond Fund

Schroders US MidCap Opportunities Fund

Schroders US Small Cap Opportunities Fund

Small Cap Growth HLS Fund

Small Company Fund

Strategic Income ETF

Strategic Income Fund

Sustainable Municipal Bond Fund

Total Return Bond Fund

●	The proposal to change certain Funds from diversified to non-diversified has been adjourned for the following Funds:

FUNDS

Capital Appreciation Fund Core Equity Fund Growth Opportunities Fund Healthcare Fund

1 Formerly Hartford International Equity Fund

2 Formerly Hartford Climate Opportunities Fund

3 Formerly Hartford High Yield Fund

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

FOR FINANCIAL PROFESSIONAL OR INSTITUTIONAL INVESTOR USE ONLY. NOT FOR USE WITH THE PUBLIC.

HARTFORD
FUNDS
Our benchmark is the investor.®

Vote Now | Proxy Documents | Attend Virtual Meeting

The Shareholder Meeting has been adjourned to November 19, 2026. Make Sure Your Vote Is Counted.

Click Here to Vote Now

Combining Expertise to Deliver More for Investors

Shareholders are being asked to vote on several proposals, including new investment management agreements related to the proposed acquisition of Hartford Funds by Wellington Management.

- There are no expected changes to the funds' investment objectives, investment strategies, portfolio management teams, or current fees as a result of the proposals being presented.
- Hartford Funds shareholders have been mailed proxy materials, and may receive additional solicitation if they have not voted.
- We understand these communications can feel unexpected, so we've provided the information below to help answer common questions and explain what shareholders need to know.

How to Cast Your Vote

Click the link below to vote online

Vote Now

Call the number below to cast your vote with a live proxy voting specialist.

(855) 496-3017

An Important Message from Greg Frost, President of Hartford Funds

HARTFORD FUNDS The Shareholder Meeting has been adjourned to November 19, 2026. Make Sure Your Is Counted. Click Here to Vote Now

Proxy Documents

Hartford Funds 2026 Special Shareholders Meeting Proxy Statement	Frequently Asked Questions for Financial Professionals	View Results of the November 5, 2026 Shareholder Meeting
Download Proxy Statement	Download FAQ	View Results

Virtual Shareholder Meeting

November 19, 2026 at 10:00 AM ET

Attend Virtual Meeting

Forward-Looking Statements. Certain statements in this communication are "forward-looking statements" within the meaning of the federal securities laws. These statements are based on management's current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the anticipated effects and benefits to shareholders of the proposed change to non-diversified status for certain Hartford Funds, the anticipated portfolio management flexibility and investment outcomes following shareholder approval, and any statements regarding the expected continuity of a Fund's investment objective, strategies, and fees. There can be no assurance that shareholder approval will be obtained or that the anticipated effects of the proposal will be realized. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

HARTFORDFUNDS
Our benchmark is the investor.®

CONTACT US   CAREERS   PRESS CENTER   TAX CENTER

LEGAL NOTICES   PRIVACY POLICY   PROXY INFORMATION   ETF REGULATORY DOCUMENTS   MUTUAL FUND REGULATORY DOCUMENTS
ACCESSIBILITY STATEMENT   INDEX PROVIDER NOTICES   BUSINESS CONTINUITY   THE HARTFORD   YOUR CALIFORNIA PRIVACY CHOICES

The material on this site is for informational and educational purposes only. The material should not be considered tax or legal advice and is not to be relied on as a forecast. The material is also not a recommendation or advice regarding any particular security, strategy or product. Hartford Funds does not represent that any products or strategies discussed are appropriate for any particular investor so investors should seek their own professional advice before investing. Hartford Funds does not serve as a fiduciary. Content is current as of the publication date or date indicated, and may be superseded by subsequent market and economic conditions.

Investing involves risk, including the possible loss of principal. Investors should carefully consider a fund's investment objectives, risks, charges and expenses. This and other important information is contained in the mutual fund, or ETF summary prospectus and/or prospectus, which can be obtained from a financial professional and should be read carefully before investing.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA | SIPC. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The funds and other products referred to on this Site may be offered and sold only to persons in the United States and its territories.

Hartford Funds refers to HFD, Lattice, and HFMC, which are currently not affiliated with any sub-adviser or ALPS.

On June 3, 2026, The Hartford Insurance Group, Inc. ("The Hartford") and Wellington announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP, Wellington's corporate parent, will acquire Hartford Funds. Upon closing Hartford Funds will be integrated into Wellington's U.S. Wealth business. The deal is expected to close in the first quarter of 2027, subject to regulatory and fund approvals. Upon closing, Hartford Funds would become an affiliate of Wellington. For more information, click here.

© Copyright 2026 Hartford Funds Management Group, Inc. All Rights Reserved. Not FDIC Insured | No Bank Guarantee | May Lose Value

Proxy Documents The resources below can help answer questions you may have. Virtual Shareholder Meeting November 19, 2026 at 10:00 AM ET You can attend the November 19, 2026 Shareholder Meeting through the button below and by providing your proxy control number.

HF Proxy President’s Video Script

Hello, I’m Greg Frost, CEO of Hartford Funds.

I’m reaching out with an update on our ongoing proxy process related to Wellington Management’s proposed acquisition of Hartford Funds. Our initial shareholder meeting has been adjourned, and shareholders who have not yet voted are encouraged to do so as soon as possible.

As a reminder, there are no expected changes to the Funds’ investment objectives, investment strategies, portfolio management teams, or current fees as a result of the Wellington transaction. The Funds’ Boards recommended voting FOR each proposal. You can participate online, by phone, or by mail. Broadridge Financial Solutions, our proxy solicitation partner, may contact you with reminders or assistance.

Thank you for your time, participation, and continued support. If completed, this transaction will build on the strategic partnership between Wellington Management and Hartford Funds, which spans more than four decades, and our shared commitment to serving financial professionals and investors.

Proxies may be solicited from a representative of Hartford Funds Management Company, LLC or any affiliate. Information regarding the persons who may be deemed participants in the solicitation, and a description of their direct and indirect interests in the proposals, by security holdings or otherwise, is included in the definitive proxy statement and other relevant materials filed with the SEC. A copy of the definitive proxy statement can be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the expected timing and completion of the transaction, the outcome of the shareholder vote and required regulatory and fund approvals, and the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.

Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. ETFs are distributed by ALPS Distributors, Inc. (ALPS). Advisory services may be provided by Hartford Funds Management Company, LLC (HFMC) or its wholly owned subsidiary, Lattice Strategies LLC (Lattice). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc (SIMNA). Schroder Investment Management North America Ltd. (SIMNA Ltd) serves as a secondary sub-adviser to certain funds. HFMC, Lattice, Wellington Management, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. Hartford Funds refers to HFD, HFMC, and Lattice, which are not affiliated with any sub-adviser or ALPS.

On June 3, 2026, The Hartford Insurance Group, Inc. (The Hartford) and Wellington Management (Wellington) announced they have entered into a definitive agreement under which Wellington will acquire Hartford Funds. For more information see the June 3, 2026 press release by clicking here.